UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 24, 2017

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[x]	Emerging growth Company

[x]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition
On July 24, 2017, HomeStreet, Inc. issued a press release reporting results of operations for the quarter ended June 30, 2017. A copy of the earnings release is attached as Exhibit 99.1. A copy of the press release reporting summary results of operations is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.1 Earnings Release issued by HomeStreet, Inc. dated July 24, 2017, regarding its results of operations.
Exhibit 99.2 Summary Press Release issued by HomeStreet, Inc. dated July 24, 2017, regarding its results of operations.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2017

HomeStreet, Inc.

By:	/s/ Mark R. Ruh
Mark R. Ruh
Interim Chief Financial Officer, Senior Vice President, Corporate Development & Strategic Investments